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                                                                    EXHIBIT 25.2

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                                    FORM T-1
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)           [_]

                          ___________________________

                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

New York                                       13-5160382
(State of incorporation                        (I.R.S. employer
if not a U.S. national bank)                   identification no.)


One Wall Street, New York, N.Y.                10286
(Address of principal executive offices)       (Zip code)

                          ___________________________

                               IFCO SYSTEMS N.V.
              (Exact name of obligor as specified in its charter)

The Netherlands                                98-0216429
(State or other jurisdiction of                (I.R.S. employer
incorporation or organization)                 identification no.)

"Rivierstaete" Amsteldijk 166
1079 LH
Amsterdam, The Netherlands
(Address of principal executive offices)       (Zip code)

                          ___________________________

                  Senior Subordinated Series B Notes Due 2010
                      (Title of the indenture securities)

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1.   General information.  Furnish the following information as to the Trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

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                Name                                         Address
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Superintendent of Banks of the State of New    2 Rector Street, New York, N.Y.
     York                                      10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York               33 Liberty Plaza, New York, N.Y.
                                               10045

Federal Deposit Insurance Corporation          Washington, D.C.  20429

New York Clearing House Association            New York, New York   10005

     (b)  Whether it is authorized to exercise corporate trust powers.

     Yes.

2.   Affiliations with Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

16.  List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

                                       2
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     7.   A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       3
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                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 18th day of May, 2000.

                              THE BANK OF NEW YORK

                              By:     /s/ MARY BETH A. LEWICKI
                                    ------------------------------------------
                              Name:       MARY BETH A. LEWICKI
                              Title:      VICE PRESIDENT

                                       4
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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1999, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                Dollar Amounts
                                                                  In Thousands

ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin             $ 3,247,576
  Interest-bearing balances                                        6,207,543
Securities:
  Held-to-maturity securities                                        827,248
  Available-for-sale securities                                    5,092,464
Federal funds sold and Securities purchased under
 agreements to resell                                              5,306,926
Loans and lease financing receivables:
  Loans and leases, net of unearned income                        37,734,000
  LESS: Allowance for loan and lease losses                          575,224
  LESS: Allocated transfer risk reserve                               13,278
  Loans and leases, net of unearned income, allowance,
   and reserve                                                    37,145,498
Trading Assets                                                     8,573,870
Premises and fixed assets (including capitalized leases)             723,214
Other real estate owned                                               10,962
Investments in unconsolidated subsidiaries and associated
 companies                                                           215,006
Customers' liability to this bank on acceptances outstanding         682,590
Intangible assets                                                  1,219,736
Other assets                                                       2,542,157
                                                                 -----------
Total assets                                                     $71,794,790
                                                                 ===========
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LIABILITIES
Deposits:
  In domestic offices                                            $27,551,017
  Noninterest-bearing                                             11,354,172
  Interest-bearing                                                16,196,845
  In foreign offices, Edge and Agreement subsidiaries, and IBFs   27,950,004
  Noninterest-bearing                                                639,410
  Interest-bearing                                                27,310,594
Federal funds purchased and Securities sold under agreements
 to repurchase                                                     1,349,708
Demand notes issued to the U.S.Treasury                              300,000
Trading liabilities                                                2,339,554
Other borrowed money:
  With remaining maturity of one year or less                        638,106
  With remaining maturity of more than one year through
   three years                                                           449
  With remaining maturity of more than three years                    31,080
Bank's liability on acceptances executed and outstanding             684,185
Subordinated notes and debentures                                  1,552,000
Other liabilities                                                  3,704,252
                                                                 -----------
Total liabilities                                                 66,100,355
                                                                 ===========
EQUITY CAPITAL
Common stock                                                       1,135,284
Surplus                                                              866,947
Undivided profits and capital reserves                             3,765,900
Net unrealized holding gains (losses) on available-for-sale
 securities                                                          (44,599)
Cumulative foreign currency translation adjustments                  (29,097)
Total equity capital                                               5,694,435
                                                                 -----------
Total liabilities and equity capital                             $71,794,790
                                                                 ===========
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-
named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi   |
Alan R. Griffith  |         Directors
Gerald L. Hassell |